                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 3, 2001


                             Pamrapo Bancorp, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          New Jersey                     0-18014                   22-2984813
          ----------                     -------                   ----------
(State or other Jurisdiction of    (Commission File No.)       (I.R.S. Employer
        Incorporation)                                       Identification No.)

                 611 Avenue C,                               07002
                 -------------                               -----
              Bayonne, New Jersey                          (Zip Code)
              -------------------
     (Address of principal executive offices)



      Registrant's telephone number, including area code: (201) 339-4600



                                Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
-----------------------

          On July 3, 2001, the Registrant announced its appointment of Kenneth
D. Walter as Vice President-Treasurer and Chief Financial Officer of the Registrant and its wholly owned subsidiary, Pamrapo Savings Bank, S.L.A. Mr. Walter will succeed Gary J. Thomas, who is retiring. A press release regarding the announcement is attached as Exhibit 99.



Item 7.   Final Statements, Pro Forma Final Information and Exhibits.
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          (c) Exhibits

                 Exhibit 99. Press Release
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PAMRAPO BANCORP, INC.



Date:  July 3, 2001
                                       By: /s/ William J. Campbell
                                           --------------------------------
                                           William J. Campbell,
                                           President and Chief Executive Officer